UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

TravelCenters of America LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2019, TravelCenters of America LLC and certain of its subsidiaries, or collectively, the Company, entered into three Transaction Agreements with the Company’s principal landlord, Hospitality Properties Trust, and certain of its subsidiaries, or collectively, HPT. Significant terms of the Transaction Agreements, taken in aggregate, are summarized below.

•                  The Company has agreed to purchase 20 travel center properties from HPT for a total purchase price of approximately $308.2 million. The Company currently leases these properties from HPT. The Company expects to purchase nine of the properties for $140.5 million on January 17, 2019, and expects to complete the remaining purchases in two closings by the end of January 2019.

•                  Upon completion of the Company’s purchase of each travel center property from HPT, the property will be removed from the Company’s applicable lease with HPT and the minimum annual rent payable by the Company will be reduced by an agreed upon amount. If the purchases of all the travel center properties pursuant to the Transaction Agreements are completed, the Company’s annual rent payable under its leases with HPT will be reduced by an aggregate amount of approximately $43.1 million.

•                  Each of the Company’s five leases with HPT will be amended. In addition to removing the purchased properties from the applicable lease, the amendments extend the term of each lease by three years and revise the Company’s obligations to pay deferred rent and percentage rent to HPT as further described below. In addition, certain properties the Company continues to lease from HPT will be reallocated among the five leases.

•                  Commencing on April 1, 2019, the Company will pay to HPT 16 quarterly installments of approximately $4.4 million each to fully satisfy and discharge the Company’s $150.0 million deferred rent obligation to HPT that otherwise would have become due in five installments between 2024 and 2030.

•                  Commencing with the year ending December 31, 2020, the Company will be obligated to pay to HPT an additional amount of percentage rent equal to one-half percent (0.5%) of the excess of its annual nonfuel revenues at leased sites over the nonfuel revenues for each respective site for the year ending December 31, 2019.

The terms of the Transaction Agreements described above were negotiated and approved by special committees of our Independent Directors and HPT’s Independent Trustees, none of whom are directors or trustees of the other company, with the assistance of separate counsel.

The foregoing descriptions of the Transaction Agreements and the amendments to the Company’s leases with HPT do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and amendments, copies of which are filed as Exhibit 10.1 through Exhibit 10.3 to this Current Report on Form 8-K and which are incorporated herein by reference.

Information Regarding Certain Relationships

HPT is the Company’s principal landlord and largest shareholder. As of December 31, 2018, HPT owned 3.4 million of the Company’s common shares, representing approximately 8.5% of the outstanding common shares of the Company. One of the Company’s Managing Directors, Mr. Adam D. Portnoy, is also a managing trustee of HPT. Mr. Ethan S. Bornstein, Mr. Adam D. Portnoy’s brother-in-law, is an executive officer of HPT.

The RMR Group LLC, or RMR LLC, provides business management and shared services to the Company pursuant to a business management and shared services agreement and also provides business management and property management services to HPT pursuant to business and property management agreements with HPT. As of December 31, 2018, RMR LLC owned 3.7% of the Company’s outstanding common shares. Mr. Adam D. Portnoy is the controlling shareholder of The RMR Group Inc., or RMR Inc., and serves as President, Chief Executive Officer and a managing director of RMR Inc. The Company’s other Managing Director, Mr. Andrew J. Rebholz, who also serves as the Company’s Chief Executive Officer, Mr. Barry A. Richards, the Company’s President and Chief Operating Officer, Mr. William E. Myers II, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark R. Young, the Company’s Executive Vice President and General Counsel, are officers and employees of RMR LLC. HPT’s executive officers are officers and employees of RMR LLC.

For further information about these and other such relationships and related person transactions, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, or the Company’s Annual Report, the Company’s definitive Proxy Statement for the Company’s 2018 Annual Meeting of Shareholders, or the Company’s Proxy Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or the Company’s Quarterly Report, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 12 to the Consolidated Financial Statements included in the Company’s Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Company’s Annual Report, the section captioned “Related Party Transactions” and the information regarding the Company’s Trustees and executive officers in the Company’s Proxy Statement, Note 9 to the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Company’s Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Company’s Annual Report for a description of risks that may arise from these transactions and relationships. The Company’s filings with the SEC, including the Company’s Annual Report, the Company’s Proxy Statement and the Company’s Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of the Company’s agreements with these related parties are publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is herein incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 above is herein incorporated by reference into this Item 2.04.

Item 7.01 Regulation FD Disclosure.

On January 17, 2019, the Company will hold a conference call with investors to discuss the Transaction Agreements. A copy of the slide presentation that will be used in the presentation is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. AMONG OTHERS, THE FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT THAT MAY NOT OCCUR INCLUDE:

•                  STATEMENTS THAT THE COMPANY HAS ENTERED INTO TRANSACTION AGREEMENTS WITH HPT PURSUANT TO WHICH THE COMPANY WILL PURCHASE 20 TRAVEL CENTERS FROM HPT FOR APPROXIMATELY $308.2 MILLION AND THAT THESE PURCHASES ARE EXPECTED TO CLOSE PRIOR TO JANUARY 31, 2019. THESE TRANSACTION AGREEMENTS CREATE SEPARATE CONTRACTUAL OBLIGATIONS. THESE SEVERAL OBLIGATIONS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE PURCHASES MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE.

•                  STATEMENTS THAT THE TERMS OF THE TRANSACTION AGREEMENTS WERE NEGOTIATED AND APPROVED FOR THE COMPANY BY A SPECIAL COMMITTEE COMPRISED OF THE COMPANY’S INDEPENDENT DIRECTORS AND FOR HPT BY A SPECIAL COMMITTEE COMPRISED OF HPT’S INDEPENDENT TRUSTEES, NONE OF WHOM ARE DIRECTORS OR TRUSTEES OF THE OTHER COMPANY, WITH THE ASSISTANCE OF SEPARATE COUNSEL. AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE TERMS OF THE TRANSACTION AGREEMENTS ARE EQUIVALENT TO “ARM’S LENGTH” AGREEMENTS BETWEEN UNRELATED PARTIES. THE COMPANY AND HPT ARE RELATED AS A RESULT OF VARIOUS RELATIONSHIPS, INCLUDING BECAUSE HPT IS THE COMPANY’S LARGEST SHAREHOLDER, THE COMPANY AND HPT HAVE A COMMON BOARD MEMBER, THE COMPANY AND HPT CONTRACT FOR MANAGEMENT SERVICES FROM THE SAME COMPANY AND AN AGREEMENT ENTERED BETWEEN HPT AND THE COMPANY AT THE TIME THE COMPANY WAS SPUN OUT TO HPT SHAREHOLDERS AND THE COMPANY BECAME A SEPARATE PUBLIC COMPANY GRANTS HPT CERTAIN RIGHTS WITH RESPECT TO THE COMPANY, INCLUDING RIGHTS OF FIRST REFUSAL REGARDING CERTAIN OF THE COMPANY’S REAL ESTATE TRANSACTIONS. ACCORDINGLY, THE COMPANY PROVIDES NO ASSURANCE THAT THE AGREEMENTS ANNOUNCED TODAY ARE EQUIVALENT TO “ARM’S LENGTH” TRANSACTIONS.

•                  STATEMENTS THAT THE COMPANY AND HPT HAVE AMENDED THEIR LEASES, AND PURSUANT TO THE AMENDMENTS, UPON THE COMPANY’S PURCHASE OF TRAVEL CENTER PROPERTIES FROM HPT THE AGGREGATE MINIMUM ANNUAL RENT PAYABLE BY THE COMPANY TO HPT UNDER THE LEASES WILL BE REDUCED BY APPROXIMATELY $43.1 MILLION TO $243.9 MILLION. THE COMPANY WILL REALIZE THE FULL AMOUNT OF THIS REDUCTION IN RENT ONLY IF IT SUCCESSFULLY COMPLETES THE PURCHASE OF ALL 20 TRAVEL CENTER PROPERTIES CONTEMPLATED BY THE TRANSACTION. IF ANY OF THESE PURCHASES ARE NOT COMPLETED, THE REDUCTION OF THE COMPANY’S MINIMUM ANNUAL RENT MAY BE MATERIALLY LESS THAN $43.1 MILLION. IN ADDITION, ANY REDUCTION IN MINIMUM ANNUAL RENT THE COMPANY REALIZES MAY BE TEMPORARY AND SUBSEQUENTLY OFFSET BY INCREASES TO THE MINIMUM ANNUAL RENT PAYABLE BY THE COMPANY TO HPT AS A RESULT OF HPT’S PURCHASE OF QUALIFYING IMPROVEMENTS OR OTHER TRANSACTIONS.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM THE COMPANY’S FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	First Transaction Agreement by and between Hospitality Properties Trust and TravelCenters of America LLC, dated January 16, 2019 (filed herewith)

10.2	Second Transaction Agreement by and between Hospitality Properties Trust and TravelCenters of America LLC, dated January 16, 2019 (filed herewith)

10.3	Third Transaction Agreement by and between Hospitality Properties Trust and TravelCenters of America LLC, dated January 16, 2019 (filed herewith)

99.1	Presentation, dated January 16, 2019 (furnished under Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date:	January 16, 2019	By:	/s/ William E. Myers
William E. Myers
Executive Vice President, Chief Financial Officer and Treasurer